UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2022

Chimerix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35867	33-0903395
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2505 Meridian Parkway, Suite 100

Durham, NC 27713

(Address of principal executive offices, including zip code)

(919) 806-1074

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CMRX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 26, 2022, Chimerix, Inc. (the “Company”), entered into a First Amendment to Asset Purchase Agreement (the “Amendment”) with Emergent BioSolutions Inc. (“Emergent”) and Emergent Biodefense Operations Lansing LLC, as successor-in-interest by assignment from Emergent, which amended its previously announced Asset Purchase Agreement, dated May 15, 2022 (the “Original Purchase Agreement, and as amended by the Amendment, the “Asset Purchase Agreement”), with Emergent. The Amendment amended the Original Purchase Agreement to, among other things, update references to certain Contract Line Item Number (CLIN) references with respect to the milestone payments described below and update certain schedules to the Original Purchase Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporate herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Immediately following the execution of the Amendment, the Company closed the transactions contemplated by the Asset Purchase Agreement, pursuant to which the Company agreed to sell, and Emergent agreed to purchase, the Company’s exclusive worldwide rights to brincidofovir, including TEMBEXA® and related assets (the “Transaction”). TEMBEXA is a medical countermeasure for smallpox approved by the U.S. Food and Drug Administration in June 2021.

Emergent paid or caused to be paid to the Company an upfront cash payment of approximately $238 million upon the closing of the Transaction. In addition, pursuant to the Asset Purchase Agreement, the Company is eligible to receive from Emergent: (i) up to an aggregate of approximately $124 million in milestone payments payable upon the exercise of the options under the procurement contract, effective August 29, 2022 (the “BARDA Agreement”), between the Company and the Biomedical Advanced Research and Development Authority for the delivery of up to 1.7 million treatment courses of tablet and suspension formulations of TEMBEXA to the U.S. government; (ii) royalty payments equal to 15% of the gross profits from the sales of TEMBEXA made outside of the United States; (iii) royalty payments equal to 20% of the gross profits from the sales of TEMBEXA made in the United States in excess of 1.7 million treatment courses; and (iv) up to an additional $12.5 million upon the achievement of certain other developmental milestones.

The foregoing description of the Asset Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Original Purchase Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the Securities Exchange Commission on May 18, 2022, as amended by the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Forward-Looking Statements

The Company cautions you that statements included in this report that are not a description of historical facts are forward-looking statements. Words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “will,” “should,” “would,” “could,” “may” and similar expressions also identify forward-looking statements. These forward-looking statements include, without limitation, statements regarding the total amount of consideration expected to be received by the Company as a result of the Transaction, and the related fees, expenses and costs associated with the Transaction and the performance of the obligations under the Asset Purchase Agreement and the BARDA Agreement, the parties’ ability to meet expectations regarding the timing and completion of the obligations under the Asset Purchase Agreement and the BARDA Agreement, and the Company’s expectations with regard to payments to be received from, the Asset Purchase Agreement. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of these results will be achieved. Actual results may differ from those set forth in this report due to the risks and uncertainties associated with market conditions, the timing of the satisfaction of the obligations under the Asset Purchase Agreement, if at all, as well as risks and uncertainties inherent in the Company’s business, including those described in the Company’s other filings with the Securities Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated financial information of the Company as of and for the six months ended June 30, 2022 and for the year ended December 31, 2021, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

(d) Exhibits

Exhibit No.	Description
2.1*	First Amendment to Asset Purchase Agreement, dated September 26, 2022, by and Between the Company, Emergent BioSolutions Inc. and Emergent Biodefense Operations Lansing LLC
99.1	Unaudited Pro Forma Consolidated Financial Statements of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 27, 2022	Chimerix, Inc.

	By:	/s/ Michael T. Andriole
	Name:	Michael T. Andriole
	Title:	Chief Business and Financial Officer